FORM T-l

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549


                  STATEMENT OF ELIGIBILITY UNDER THE
             TRUST INDENTURE ACT OF l939 OF A CORPORATION
                     DESIGNATED TO ACT AS TRUSTEE


                 CHECK IF AN APPLICATION TO DETERMINE
                 ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)      |__|

                            ______________


                         THE BANK OF NEW YORK
          (Exact name of trustee as specified in its charter)



New York                                             13-5160382
(State of incorporation                              (I.R.S.
employer
if not a U.S. national bank)
identification no.)


48 Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)             (Zip Code)


                            ______________


                             GTE CORPORATION
          (Exact name of obligor as specified in its charter)


New York                                             13-1678633
(State or other jurisdiction of                      (I.R.S.
employer
incorporation or organization)
identification no.)


One Stamford Forum
Stamford, Connecticut                               06904
(Address of principal executive offices)            (Zip Code)


                            ______________


                            Debt Securities
                  (Title of the indenture securities)






                                GENERAL


l.General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

_________________________________________________________________
_____________
              Name
Address
_________________________________________________________________
_____________

  Superintendent of Banks of the State of 2 Rector Street, New
York,
  New York,                               NY, 10006, and Albany,
NY,
                                          12203

  Federal Reserve Bank of New York        33 Liberty Plaza, New
York,
                                          NY,  10045

  Federal Deposit Insurance Corporation   Washington, DC, 20429

  New York Clearing House Association     New York, New York

  (b) Whether it is authorized to exercise corporate trust powers.

       Yes.

2.   Affiliations with Obligor.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None.  (See Note on Page 3.)

l6.  List of Exhibits:

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4.  A copy of the existing By-Laws of the Trustee.
      (Exhibit 4 to Form
           T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act.
           (Exhibit 6 to Form T-1 filed with Registration
      Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.



                                 - 2 -

                                 NOTE


     Inasmuch as this Form T-1 is filed prior to the acertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                               SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of September, 1995.



                                THE BANK OF NEW YORK




                                By:    /S/ ROBERT F. MCINTYRE

                                    Name:  ROBERT F. MCINTYRE
                                    Title: ASSISTANT VICE
PRESIDENT




























P-S-3:135

                                 - 3 -


                                                       Exhibit 7





                  Consolidated Report of Condition of

                         THE BANK OF NEW YORK
                 of 48 Wall Street, New York, NY 10286
                And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business
June 30, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                Dollar Amounts
ASSETS                                           in Thousands

Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin       $
3,025,419
      Interest-bearing balances
881,413
Securities:
      Held-to-maturity securities
1,242,368
      Available-for-sale securities
1,774,079
Federal funds sold in domestic offices of the bank
5,503,445
Securities purchased under agreements to resell
200,634
Loans and lease financing receivables:
Loans and leases, net of unearned
        income                               26,599,533
      Less: Allowance for loan and lease
        losses                                  516,283
      Loans and leases, net of unearned
        income and allowance
26,083,250
Assets held in trading accounts
1,455,639
Premises and fixed assets (including
      capitalized leases)
612,547
Other real estate owned
79,667
Investments in unconsolidated subsidiaries
      and associated companies
198,737
Customers' liability to this bank on
      acceptances outstanding
1,111,464
Intangible assets
105,263
Other assets
1,237,264
                                                    ___________
Total Assets
$43,511,189



















                                                       Exhibit 7
                                                       Page 2



LIABILITIES

Deposits:
      In domestic offices
$19,233,885
        Noninterest-bearing                   7,677,954
        Interest bearing                     11,555,931
      In foreign offices, Edge and
        Agreement subsidiaries, and IBFs
12,641,676
        Noninterest-bearing                       72,479
        Interest-bearing                      12,569,197
Federal funds purchased and securities
      sold under agreements to repurchase
      in domestic offices of the bank and
      of its Edge and Agreement subsidiaries,
      and in IBFs:
                     Federal               funds               purchased
1,747,659
      Securities sold under agreements
        to repurchase
73,553
Demand notes issued to the U.S. Treasury
300,000
Trading liabilities
738,317
Other borrowed money:
      With original maturity of one year or less
1,586,443
      With original maturity of more than one year
220,877
Bank's liability on acceptances executed
      and outstanding
1,113,102
Subordinated notes and debentures
1,053,860
Other liabilities
1,489,252
                                                      __________
Total liabilities
40,198,624



EQUITY CAPITAL

Common stock
942,284
Surplus
525,666
Undivided profits and capital reserves
1,849,221
Net unrealized holding gains (losses) on
     available-for-sale securities                             (
662)
Cumulative foreign currency translation adjustments            (
3,944)
                                                     __________
Total equity capital
3,312,565
Total liabilities, and equity capital
$43,511,189



     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                             Robert E. Keilman






                                                       Exhibit 7
                                                       Page 3




     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.




      J. Carter Bacot              )
                                   )
      Thomas A. Renyi              )  Directors
                                   )
      Samuel F. Chevalier          )






































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